UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2012

Idera Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31918	04-3072298
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

167 Sidney Street, Cambridge, Massachusetts		02139
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 679-5500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On February 14, 2012, Dr. James B. Wyngaarden resigned as a member of the Board of Directors of Idera Pharmaceuticals, Inc., effective immediately.

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SIGNATURE PAGE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Idera Pharmaceuticals, Inc.

Date: February 17, 2012	By:	/s/ Louis J. Arcudi, III

Louis J. Arcudi, III Senior Vice President of Operations, Chief Financial Officer, Treasurer and Secretary